UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2022 (March 1, 2022)

Humana Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5975	61-0647538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 West Main Street, Louisville, Kentucky 40202
(Address of principal executive offices, including zip code)

(502) 580-1000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	HUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective March 1, 2022, the Board of Directors (the “Board”) of Humana Inc. (the “Company”) expanded its number of authorized directors from thirteen to fourteen and elected David T. Feinberg, M.D. as a director of the Company.

The Board of Directors has determined that (i) Dr. Feinberg is independent within the meaning of the New York Stock Exchange’s director independence standards; and (ii) there are no material transactions involving Dr. Feinberg and the Company. Under the agreement dated as of February 21, 2022 (the “Agreement”), between the Company and Starboard Value LP and certain of its affiliated entities and natural persons as set forth in the signature pages thereto (collectively, “Starboard”), the Company and Starboard have mutually agreed to Dr. Feinberg’s service.

Dr. Feinberg will be compensated in accordance with the Company’s standard compensation policies and practices for the Board, the components of which were disclosed by the Company in its current report on Form 8-K filed with the U.S. Securities and Exchange Commission on August 20, 2021. In connection with his election to the Board, Dr. Feinberg also will be granted restricted stock units (RSUs) in accordance with the Company’s director compensation program. Dr. Feinberg has not yet been appointed to any committees of the Board.

On March 1, 2022, the Company issued a press release announcing the election of Dr. Feinberg, a copy of which is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits:

Exhibit No.	Description

99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ Cynthia H. Zipperle
Cynthia H. Zipperle
Senior Vice President, Chief Accounting Officer and Controller
(Principal Accounting Officer)
Dated: March 1, 2022